UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

RAM Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RAM Re House
46 Reid Street
Hamilton HM 12 Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6501

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On October 29, 2007, RAM Holdings Ltd. (the "Company") issued a press release reporting unrealized mark-to-market loss on derivatives and new business production for the quarter ended September 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01         Financial Statements and Exhibits

The following material is furnished as an exhibit to this Current Report on Form 8-K:

(d)	Exhibits

No. 99.1 Press Release dated October 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd. (Registrant)

Dated: October 29, 2007	By:	/s/ Victoria W. Guest
Name: Victoria W. Guest
Title: General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press release issued by the Registrant on October 29, 2007.